THE ARBITRAGE FUNDS

Arbitrage Fund

Water Island Credit Opportunities Fund

Water Island Diversified Event-Driven Fund

Water Island Long/Short Fund

Supplement dated April 28, 2020 (the “Supplement”) to the Prospectus of
The Arbitrage Funds (each series a “Fund”), dated September 30, 2019

The section of the Prospectus entitled “Principal Investment Risks” is revised to add the following disclosure to the end of the paragraph entitled “Market Risks”:

The value of the securities in which each Fund invests may be affected by political, regulatory, economic, and social developments that impact specific economic sectors, industries, or segments of the market. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other developments could also have a significant impact on a Fund and its investments.  Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and/or risk profile of a Fund.